ALLSTATE LIFE INSURANCE COMPANY

Allstate RetirementAccess Variable Annuity B Series ("B Series")
Allstate RetirementAccess Variable Annuity L Series ("L Series")
Allstate RetirementAccess Variable Annuity X Series ("X Series")

Supplement, dated April 12, 2010
To Prospectus, dated May 1, 2009, as supplemented

This Supplement should be read and retained with the current Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-866-695-2647.

Effective after May 7, 2010, TrueAccumulation – Highest Daily will no longer be available for new elections. If you currently participate in TrueAccumulation – Highest Daily, this does not affect you or the guarantees associated with your benefit. However, if you terminate TrueAccumulation – Highest Daily on or after May 7, 2010, you cannot re-elect it. After May 7, 2010, we no longer offer any guaranteed living benefits for new election within this Annuity.